Joint Development Agreement	12 Months Ended
Dec. 31, 2020
Joint Development Agreement
Joint Development Agreement

(16) Joint Development Agreement

In June 2019, the Corporation entered into a joint development agreement with the University of South Dakota Research Park, Inc. (“USDRP”) for the construction of a multi-tenant office building and a manufacturing building. Pursuant to the agreement, the Corporation also entered into a lease agreement for 41,195 square feet of leasable area located in the building. The lease will commence upon completion of the building for an initial term of 12 years at a monthly payment of approximately $118,000. Aurochs, LLC, a wholly owned subsidiary, was founded to manage the construction funds for this project. All pre-construction costs up to a budgeted $2.7 million were paid directly by the Corporation and reimbursed by USDRP. As of December 31, 2019, the Corporation had approximately $1.14 million in pre-construction costs recorded as a receivable from USDRP, with approximately $1.14 million in related payables for these pre-construction costs. As of December 31, 2020, USDRP has spent approximately $2.12 million in design costs for this facility, with approximately $580,000 of the $2.7 million budget remaining. There were no receivables or payables for this project as of December 31, 2020. USDRP and the Corporation intend to secure outside funding for all expenses incurred after the pre-construction phase. If funding cannot be secured to finance the construction of this facility, the Corporation will not be required to refund any of the design costs incurred to date. Due to the work around SARS-2 and the JPEO contract (please refer to Note 4, Revenue, for additional information), this project is on hold until 2021.